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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-11329 of Reliant Energy, Incorporated and Subsidiaries on Form S-8 of our report dated June 18, 1999, appearing in the Annual Report on Form 11-K of the Minnegasco Division Employees' Retirement Savings Plan for the year end December 31, 1998.

/s/ Deloitte & Touche LLP
    DELOITTE & TOUCHE LLP

Houston, Texas
June 29, 1999